Fees Summary	May 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	11,314.74
Total Transaction Valuation	81,931,463.25
Total Offset Amount	0
Net Fee	$ 11,314.74